                                                                   EXHIBIT 10.4


                              SHORT FORM OF LEASE

         LEASE AGREEMENT, made between ESTATE OF RICK SIMPSON** (landlord) and P & A REMEDIATION, LLC. (tenant).

         **ACTING BY AND THROUGH ERIC F. SIMPSON, WHO REPRESENTS FULL POSER OF ATTORNEY AND AUTHORITY TO LESSEE HEREIN.

         For good consideration it is agreed between the parties as follows:

1. Landlord hereby leases and rents to Tenant the premises described as follows: (describe leased premises)

          EXCLUSIVE USE OF YARD AND OFFICE LOCATION (AND EXCLUSIVE USE
            OF ALL ACREAGE FOR USE, STORAGE, ETC.) FORMERLY USED BY
       SIMPCO, INC.; ROOLSWAY; SIMPCO MATERIALS; HANDLING; R.W. SIMPSON;
        LOCATED 1-2 MILES NORTH OF BALLINGER, TEXAS ON US HWY 83, ALSO
                         KNOWN AS 11816 US HWY NORTH.

2. This Lease shall be in effect for a term of ONE years, commencing on NOVEMBER 1, 1998 and terminating on OCTOBER 31, 1999.

3. Tenant shall pay Landlord the annual rent of $5400.00 during said term, in monthly payments of $450.00, each, payable monthly in advance, TO ORDER OF STEVE SIMPSON OR DIRECTOR PARTY.

4. Tenant shall, at its own expense, provide the following utilities: ALL NORMAL USES. Landlord shall, at its own expense, provide the following utilities: NONE

5.   LANDLORD AND Tenant further agrees that:

     a) Upon the expiration of the lease it will return possession of the leased premises in its present condition, reasonable wear and tear, and fire casualty excepted. Tenant shall commit no waste too the leased premises. *TENANT SHALL HAVE UNLIMITED AUTHORITY TO SUB-LET TO ANY PARTY DEEMED SUITABLE BY TENANT.

     b) Tenant may make any material or structural alterations to the leased premises without the Landlord's consent. It shall comply with all building, zoning and health codes and other applicable laws for said leased premises.

     c) Tenant shall not conduct a business deemed extra hazardous, a nuisance or requiring an increase in fire insurance premiums. Tenant warrants the leased premises shall be used only for the following type business: (describe) OIL WELL PLUGGING FIELD OFFICE, OR ANY AND ALL USES DEEMED PRUDENT BY TENANT.

     d) In the event of any breach of the payment of rent or any other allowed charge, or other breach of this lease, Landlord shall have full rights to terminate this Lease in accordance with state law and re-enter and claim possession of the leased premises, in addition to such other remedies available to Landlord arising from said breach.



6. This Lease shall be binding upon and inure to the benefit of the parties, their successors, assigns and personal representatives.

4.   Additional lease terms:

     Signed AS IF, ALTHOUGH NOT ON, under seal this 1st day of NOVEMBER, 1998.

                                        RICHARD SIMPSON, DEED HOLDER

                                         /s/ RICK SIMPSON
                                        ----------------------------------
                                        Landlord Rick Simpson by Eric Simpson

                                        P & A REMEDIATION, LLC.

                                         /s/ BRYAN WALKER
                                        ----------------------------------
                                        Tenant Bryan Walker